UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 23, 2003

                           GENERAL COMMUNICATION, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-15279                         92-0072737
---------------               ----------------------               ------------
(State or Other              (Commission File Number)             (IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                        Number)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 265-5600


                                      NA
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibit.

            (a) Financial statements of businesses acquired: None

            (b) Pro forma financial information: None

            (c) Exhibit:

                  This exhibit is furnished pursuant to Item 9 hereof and is not deemed to be "filed" under the Securities Exchange Act of 1934.

                  99.1 Press release dated April 23, 2003


Item 9. Regulation FD Disclosure and disclosure under Item 12-- Results of Operations and Financial Condition.

                 On April 23, 2003, General Communication, Inc. (GCI) issued a press release announcing first quarter 2003 earnings. A copy of the press release is attached as Exhibit 99.1. This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

                 The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                 The earnings release attached as Exhibit 99.1 discloses the non-GAAP financial measure of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). EBITDA has been reconciled to the closely related GAAP financial measure, Net Income, within the earnings release.

                 EBITDA is the sum of Net Income, Net Interest expense, Taxes, and Depreciation and Amortization. EBITDA is not presented as an alternative measure of Net Income as determined in accordance with Generally Accepted Accounting Principals. GCI's management uses EBITDA to evaluate the operating performance of its business, and as a measure of performance for incentive compensation purposes. GCI believes EBITDA is a measure used as an analytical indicator of income generated to service debt and fund capital expenditures. In addition, multiples of current or projected EBITDA are used to estimate current or prospective enterprise value. EBITDA does not give effect to cash used for debt service requirements, and thus does not reflect funds available for investment or other discretionary uses. EBITDA as presented herein may not be comparable to similarly titled measures reported by other companies.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL COMMUNICATION, INC.
                                          ---------------------------
                                                  (Registrant)

Date: April 23, 2003


                                          By /s/ John M. Lowber
                                             ---------------------------------
                                          Name:  John M. Lowber
                                          Title: Senior Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer
                                                 (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   --------------------------------------------------------
99.1          Press release of General Communication, Inc., dated
              April 23, 2003.